   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1997

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------
                           DAWSON GEOPHYSICAL COMPANY
             (Exact name of registrant as specified in its charter)

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
             TEXAS                           1382                         75-0970548
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)
                                                              L. DECKER DAWSON
                                                                 PRESIDENT
                                                         DAWSON GEOPHYSICAL COMPANY
             208 SOUTH MARIENFELD                           208 SOUTH MARIENFELD
             MIDLAND, TEXAS 79701                           MIDLAND, TEXAS 79701
                (915) 682-7356                                 (915) 682-7356
 (Address, including zip code, and telephone      (Name, address, including zip code, and
  number, including area code, of registrant's   telephone number, including area code, of
          principal executive offices)                       agent for service)

                                         COPIES TO:
                 JACK D. LADD                                C. NEEL LEMON III
           STUBBEMAN, MCRAE, SEALY,                       THOMPSON & KNIGHT, P.C.
           LAUGHLIN & BROWDER, INC.                          1700 PACIFIC AVE.
         550 W. TEXAS AVE., SUITE 800                            SUITE 3300
             MIDLAND, TEXAS 79701                           DALLAS, TEXAS 75201
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                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-38393

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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                                                            PROPOSED             PROPOSED
                                      AMOUNT                MAXIMUM              MAXIMUM
   TITLE OF EACH CLASS OF              TO BE             OFFERING PRICE         AGGREGATE           AMOUNT OF
 SECURITIES TO BE REGISTERED       REGISTERED(1)          PER SHARE(2)      OFFERING PRICE(2)   REGISTRATION FEE
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
Common Stock, $.33 1/3 par
  value per share............     172,500 shares             $20.00             $3,450,000          $1,045.45
=================================================================================================================
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(1) Includes up to 22,500 shares of Common Stock which may be purchased by
    Underwriters to cover over-allotments, if any. Does not include 1,725,000 shares of Common Stock having an aggregate offering price of $39,028,125 registered pursuant to Registration Statement No. 333-38393 as to which a registration fee of $11,826.70 was previously paid to the Commission.
(2) Calculated based upon the actual price to the Underwriters before
    Underwriters' discounts and commissions.
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

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1, both promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-38393, including any prospectuses and prospectus supplements filed pursuant thereto in accordance with Rule 424 promulgated under such Act, are hereby incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, and the State of Texas, on the 17th day of November, 1997.

                                            DAWSON GEOPHYSICAL COMPANY

                                            By     /s/ L. DECKER DAWSON
                                             -----------------------------------
                                                      L. Decker Dawson
                                                          President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
                    SIGNATURE                                       TITLE                        DATE
                    ---------                                       -----                        ----

               /s/ L. DECKER DAWSON                   Director, President (Principal      November 17, 1997
--------------------------------------------------      Executive Officer)
                 L. Decker Dawson

               /s/ FLOYD B. GRAHAM*                   Director, Executive Vice President  November 17, 1997
--------------------------------------------------
                 Floyd B. Graham

              /s/ HOWELL W. PARDUE*                   Director, Executive Vice President  November 17, 1997
--------------------------------------------------
                 Howell W. Pardue

             /s/ CALVIN J. CLEMENTS*                  Director                            November 17, 1997
--------------------------------------------------
                Calvin J. Clements

              /s/ MATTHEW P. MURPHY*                  Director                            November 17, 1997
--------------------------------------------------
                Matthew P. Murphy

               /s/ TIM C. THOMPSON*                   Director                            November 17, 1997
--------------------------------------------------
                 Tim C. Thompson

             /s/ CHRISTINA W. HAGAN*                  Vice President, Chief Financial     November 17, 1997
--------------------------------------------------      Officer (Principal Financial and
                Christina W. Hagan                      Accounting Officer)

            *By: /s/ L. DECKER DAWSON
 ------------------------------------------------
                 L. Decker Dawson
                 Attorney-in-fact
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

                           DAWSON GEOPHYSICAL COMPANY

                               INDEX TO EXHIBITS

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
                                                 DESCRIPTION
                                                 -----------
           5.1           -- Opinion of Stubbeman, McRae, Sealy, Laughlin & Browder,
                            Inc.

          23.1           -- Consent of KPMG Peat Marwick LLP.

          23.2           -- Consent of Stubbeman, McRae, Sealy, Laughlin & Browder,
                            Inc. (contained in its opinion filed as Exhibit 5.1).

          24.1           -- Power of Attorney (filed as Exhibit 24.1 to the
                            Registrant's Registration Statement on Form S-1 (No. 333-38393) and incorporated herein by reference).

          99.1           -- Certificate of Registrant as to payment of additional
                            filing fee.
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